                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 8, 2001




                         TITAN MOTORCYCLE CO. OF AMERICA
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             (Exact name of registrant as specified in its charter)



Nevada                               000-24477               86-0776876
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(State or Other Jurisdiction        (Commission              (IRS Employer
Incorporation)                      File Number)             Identification No.)




2222 West Peoria Ave., Phoenix, AZ                           85029
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(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code (602) 861-6977



                                 Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No                 Description
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

99.1 Press Release, dated February 8, 2001, to announce the securing of court approval for new debtor in possession financing of $250,000

99.2 Press Release, dated February 28, 2001, to announce the securing of court approval for additional new debtor in possession financing of $250,000

ITEM 9. REGULATION FD DISCLOSURE.

The information in this report is being furnished pursuant to Regulation FD. In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

On February 8, 2001 and February 28, 2001, Titan Motorcycle Co. of America, a Nevada corporation (the "Company"), issued press releases announcing, among other things, the securing of court approval for debtor in possession financing. Copies of the Company's press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              TITAN MOTORCYCLE
                                              CO. OF AMERICA


Date:  March 1, 2001                          By:     /s/ Frank Keery
                                                      --------------------------
                                              Title:  Chief Executive Officer
                                                      --------------------------